SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Citizens South Banking Corporation
                  --------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1) Title of each class of securities to which transaction applies:

         ...........................................

         2) Aggregate number of securities to which transaction applies:

         ...........................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ...........................................

         4) Proposed maximum aggregate value of transaction:

         ...........................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed: March 24, 2003

April 3, 2003


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Citizens South Banking Corporation. The Annual Meeting will be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina, at 10:30 a.m. (local time) on May 12, 2003.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors and to ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as auditors for Citizens South Banking Corporation's 2003 fiscal year.

The Board of Directors of Citizens South Banking Corporation has determined that the matters to be considered at the Annual Meeting are in the best interest of the Citizens South Banking Corporation and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed white proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,



Kim S. Price
President and Chief Executive Officer

                       Citizens South Banking Corporation
                              245 West Main Avenue
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2003


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Citizens South Banking Corporation will be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5156, on May 12, 2003 at 10:30 a.m., local time.

     A proxy statement and white proxy card for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of Citizens South Banking Corporation;

     2. The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as auditors for Citizens South Banking Corporation for the fiscal year ending December 31, 2003; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on March 24, 2003 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 245 West Main Avenue, Gastonia, North Carolina for a period of 10 days prior to the Meeting and will also be available for inspection at the Meeting.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF CITIZENS SOUTH BANKING CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                By Order of the Board of Directors



                                Paul L. Teem, Jr.
                                Secretary

Gastonia, North Carolina
April 3, 2003

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                       CITIZENS SOUTH BANKING CORPORATION
                              245 West Main Avenue
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2003
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Citizens South Banking Corporation to be used at the Annual Meeting of Stockholders of Citizens South Banking Corporation (the "Meeting"), which will be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5156, on May 12, 2003 at 10:30 a.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 3, 2003.

--------------------------------------------------------------------------------
                             REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Citizens South Banking Corporation will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary at Citizens South Banking Corporation in order for your vote to be counted. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of Citizens South Banking Corporation, Paul L. Teem, Jr., at the address of Citizens South Banking Corporation shown above, by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of Citizens South Banking Corporation prior to the voting of such proxy.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of Citizens South Banking Corporation common stock ("common stock") at the close of business on March 24, 2003 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 9,076,552 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

     In accordance with the provisions of the Certificate of Incorporation of the Company, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     Persons and groups who beneficially own in excess of five percent of Citizens South Banking Corporation's common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information as to those persons who were the beneficial owners of more than five percent of Citizens South Banking Corporation's outstanding shares of common stock on the Voting Record Date.

                                                    Amount of Shares Owned and            Percent of Shares of
    Name and Address of Beneficial Owner        Nature of Beneficial Ownership (1)      Common Stock Outstanding
--------------------------------------------  --------------------------------------  ----------------------------
Citizens South Bank Employee Stock Ownership                 460,734                              5.08%
Plan
245 West Main Avenue
Gastonia, North Carolina  28053-2249

____________________________
(1)  All shares are held on behalf of the plan by a third-party trustee.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

     As to the election of directors, the white proxy card provided by the Board of Directors enables the stockholders to vote "FOR" the election of the two nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is being withheld.

     As to the ratification of Cherry, Bekaert & Holland, L.L.P. as auditors of the Company, by checking the appropriate box a stockholder may vote "FOR" the item, vote "AGAINST" the item or "ABSTAIN" from voting on the item. The ratification of auditors must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked abstain.

     In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     Proxies solicited hereby will be returned to the Company and will be tabulated by inspectors of election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Citizens South Banking Corporation's Board of Directors is currently composed of seven persons. The bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Board of Directors has nominated Senator David W. Hoyle and Ben R. Rudisill, II, each to serve for a three-year term.

     The table below sets forth certain information, as of the record date, regarding the Board of Directors. Historical information includes service as a director with Citizens South Bank and its predecessors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                          Shares of
                                                                              Current    Common Stock
                                                                    Director   Term      Beneficially     Percent
               Name                  Age       Positions Held        Since    Expires      Owned (13)     of Class
----------------------------------  -----  ----------------------   --------  -------  ----------------  ----------
                                                     NOMINEES

Senator David W. Hoyle               64           Chairman           1975      2003        165,249(1)         1.82%
Ben R. Rudisill, II                  59         Vice Chairman        1977      2003         96,011(2)         1.06%

                                                     DIRECTORS

Kim S. Price                         47       President, Chief       1997      2004        118,056(3)         1.30%
                                            Executive Officer and
                                                  Director
Martha B. Beal                       71           Director           1993      2005         82,959(4)         *
James J. Fuller                      59           Director           1972      2005         39,337(4)         *
Charles D. Massey                    65           Director           1971      2005         79,793            *
Eugene R. Matthews II                46           Director           1998      2004         48,502(5)         *

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Gary F. Hoskins                      39        Executive Vice                               55,466(6)         *
                                            President, Treasurer
                                             and Chief Financial
                                                   Officer
Paul L. Teem, Jr.                    55        Executive Vice                               96,039(7)         1.06%
                                            President, Secretary
                                                  and Chief
                                           Administrative Officer
Michael R. Maguire                   45     Senior Vice President                           23,162(8)         *
                                              and Chief Credit
                                                   Officer
Vance B. Brinson, Jr.                56        Executive Vice                                4,388(9)         *
                                             President and Chief
                                               Lending Officer
Daniel M. Boyd, IV                   41        Executive Vice                                   21            *
                                                  President
J. Stephen Huffstetler               47     Senior Vice President                           32,026(10)        *

All directors and executive officers                                                       841,009(11)(12)    9.27%
    as a group (13 persons)

__________________________________
(1) Includes 8,061 shares that may be acquired pursuant to presently exercisable stock options.
(2) Includes 8,084 shares that may be acquired pursuant to presently exercisable stock options.
(3) Includes 70,002 shares that may be acquired pursuant to presently exercisable stock options.
(4) Includes 14,985 shares that may be acquired pursuant to presently exercisable stock options.
(5) Includes 4,995 shares that may be acquired pursuant to presently exercisable stock options.
(6) Includes 24,456 shares that may be acquired pursuant to presently exercisable stock options.
(7) Includes 32,557 shares that may be acquired pursuant to presently exercisable stock options.
(8) Includes 17,126 shares that may be acquired pursuant to presently exercisable stock options.
(9) Includes 3,425 shares that may be acquired pursuant to presently exercisable stock options.
(10) Includes 20,476 shares that may be acquired pursuant to presently exercisable stock options.
(11) Includes 219,152 shares that may be acquired pursuant to presently exercisable stock options.
(12) Includes 28,179 shares allocated to the accounts of executive officers under the ESOP and excludes the remaining 432,555 shares (amounting to 5.08% of the shares outstanding) owned by the ESOP for the benefit of employees. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated shares, unless its fiduciary duty requires otherwise.
(13) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
*    Less than 1%

     The business experience for the past five years for each of Citizens South Banking Corporation's directors and executive officers is as follows:

     Directors

     Martha B. Beal was the Vice President, Secretary, Treasurer, and Financial Officer of Chelsea House, Inc., a manufacturer of decorative arts, accessories, and furniture, from 1973 until her retirement in 1998.

     James J. Fuller is the President of Mount Holly Furniture Company, Inc., and has served in that position since 1972.

     Charles D. Massey is the Managing Partner of Massey Properties, a real estate investment firm, and has served in that position since 1975. From 1957 to 2000, Mr. Massey also served in various positions with The Massey Company, Inc., a wholesale industrial distributor, from which he retired in December 2000 as Director of Information Services.

     Senator David W. Hoyle is a North Carolina State Senator and has served in that position since 1993. Prior to that, Senator Hoyle was a self-employed real estate developer and investor. Senator Hoyle has served as Chairman of the Board since January 1998.

     Ben R. Rudisill, II is the President of Rudisill Enterprises, Inc., a wholesale beverage distributor, and has served in that position since 1976. Mr. Rudisill has served as Vice Chairman of the Board since January 1998.

     Eugene R. Matthews, II is the Vice President and Regional Director of Stores of Belk, Inc., a department store chain, and has served in that position since 1998. From 1980 to 1998, Mr. Matthews served as Senior Vice President of Matthews-Belk Co., Inc., a department store chain.

     Kim S. Price is the President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank, and has served in these positions since August 1997.

     Executive Officers Who are Not Directors

     Gary F. Hoskins has served as Executive Vice President, Treasurer, and Chief Financial Officer of Citizens South Banking Corporation and Citizens South Bank since August 1997.

     Paul L. Teem, Jr. has served as Executive Vice President and Secretary of Citizens South Banking Corporation and Citizens South Bank since 1983, and Chief Administrative Officer since November 2000.

     Michael R. Maguire has served as Senior Vice President and Chief Credit Officer of Citizens South Bank since May 1999. Prior to that Mr. Maguire served as a Vice President and in various executive capacities in the commercial banking functions of First Union National Bank of North Carolina from 1984 to May 1999.

     Vance Burton ("Burt") Brinson, Jr. has served as Executive Vice President and Chief Lending Officer of Citizens South Bank since March 2002. Prior to that Mr. Brinson served as a Senior Vice President and in various executive capacities in the commercial banking functions of Wachovia Bank, N.A., from 1977 to March 2002.

     Daniel M. Boyd, IV has served as Executive Vice President of Citizens South Bank since September 2002. Prior to that Mr. Boyd served as Executive Vice President - Commercial Lending at First Gaston Bank of North Carolina from 1995 to September 2002. Prior to that Mr. Boyd service as Vice President - Commercial Banking and in various executive capacities in the commercial banking functions of Wachovia Bank, N.A., from 1984 to July 1995.

     John Stephen ("Steve") Huffstetler has served as Senior Vice President of Citizens South Bank since March 1997.

Meetings and Committees of the Board of Directors

     General. The business of Citizens South Banking Corporation is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Audit and Compensation Committees. During the fiscal year ended December 31, 2002, the Board of Directors of Citizens South Banking Corporation met at four regular meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

     Executive Committee. The Executive Committee consists of Directors Hoyle (who serves as Chairman), Rudisill, Matthews, and Price. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of Citizens South Banking Corporation, subject at all times to the direction of the Board of Directors. The Executive Committee met 14 times during the fiscal year ended December 31, 2002.

     Nominating Committee. The Nominating Committee consists of all non-employee directors of Citizens South Banking Corporation, and met two times during the fiscal year ended December 31, 2002. The Nominating Committee considers and recommends nominees to the Board of Directors. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the bylaws of Citizens South Banking Corporation. See "Stockholder Proposals and Nominations."

     Compensation Committee. The Compensation Committee consists of directors Ben R. Rudisill, II (Chairman), James J. Fuller and Eugene R. Matthews, II. The Compensation Committee reviews and administers compensation, including stock options and stock awards, benefits and other matters of personnel policy and practice. The committee met four times during the fiscal year ended December 31, 2002.

     Audit Committee. The Audit Committee consists of Directors Massey (who serves as Chairman), Rudisill and Beal. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee examines and approves the audit report prepared by the independent auditors of Citizens South Bank, reviews and recommends the independent auditors to be engaged by Citizens South Banking Corporation, reviews the internal accounting controls of Citizens South Banking Corporation, and reviews and approves internal audit policies and procedures. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2002.

Audit Committee Report

     The Audit Committee operates under a written charter adopted by the Board of Directors, which was included as an appendix to the Company's proxy statement dated January 12, 2001. Each member of the Audit Committee satisfies the definition of independent director as established by the Nasdaq.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     As part of its ongoing activities, the Audit Committee has:

          o Reviewed and discussed with management, and the independent auditors, the Company's audited consolidated financial statements for the year ended December 31, 2002;

          o    Discussed with the independent  auditors the matters  required to
               be  discussed  by  Statement  on  Auditing   Standards   No.  61,
               Communications with Audit Committees, as amended; and

          o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and be filed with the SEC. In addition, the Audit Committee recommended that the Board of Directors appoint Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors for the year ending
December 31, 2003, subject to the ratification of this appointment by the stockholders of the Company.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                The Audit Committee

                                Charles D. Massey (Chairman)
                                Martha B. Beal
                                Ben R. Rudisill, II

Employment Agreements

     Citizens South Bank has entered into an employment agreement with its President and Chief Executive Officer, Kim S. Price, which provides for a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. At January 1, 2003, the base salary for Mr. Price was $190,008. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by Citizens South Bank for cause at any time. In the event Citizens South Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from Citizens South Bank upon the occurrence of certain events that would amount to a constructive termination, the executive would be entitled to severance pay in an amount equal to 2.99 times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Price) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. Citizens South Bank would also continue the executive's life, health, dental and disability coverage for the unexpired term of the agreement. In the event the payments include an "excess parachute payment" as defined by Section 280G of the Internal Revenue Code (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

     In the event of the executive's disability, the executive will receive his base salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy maintained by Citizens South Bank. In the event of the executive's death, Citizens South Bank will pay his base salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following termination of employment, other than following a change in control, the executive will not compete with Citizens South Bank for a period of one year.

     In February 2003, Citizens South Banking Corporation and Ronald E. Bostian, Executive Vice President and Director, mutually agreed to terminate his employment agreement upon his retirement. In consideration for the termination of the agreement, Mr. Bostian received a lump sum cash payment of $122,500.

     Executive Supplemental Retirement Plan. In June 2001, Citizens South Bank adopted an Executive Supplemental Retirement Plan for six executives, including Messrs. Price, Teem, Maguire and Hoskins. The Executive Supplemental Retirement Plan is a non-qualified, unfunded deferred compensation plan evidenced by separate agreements for each executive. Although the Executive Supplemental Retirement Plan is unfunded, Citizens South Bank has purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the plan and will, if the actuarial assumptions are accurate, offset all of the costs associated with the plan during the life of the executive, providing complete recovery of all plan costs upon the executive's death. The amount of an executive's benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of Citizens South Bank and is increased or decreased each year by the aggregate annual after-tax income from specified life insurance contracts reduced by an "opportunity cost," which is calculated by taking into account Citizens South Bank's after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the "opportunity cost." Upon retirement at age 65 (normal retirement) or on or after age 55 (early retirement), the balance in the executive's pre-retirement account will be paid in 156 monthly installments commencing within 30 days following the executive's retirement. In addition, upon normal or early retirement, the executive will receive an index retirement benefit annually until his death. Should the executive die prior to having received the entire amount of his pre-retirement account, the unpaid balance will be paid in a lump sum to his designated beneficiaries.

     Messrs. Price and Teem vest in their benefits under the plan at the rate of 20% per year of employment with Citizens South Bank. At the end of 2002, both Mr. Price and Mr. Teem were 100% vested in their accrued benefit. Each of Mr. Maguire and Mr. Hoskins will vest in his benefits under the plan at the rate of 10% per year times the number of years from the effective date of the agreement, to a maximum of 75%, prior to attaining age 60. Upon attainment of age 60, each executive's vested percentage in his accounts will be 75%, and will increase by 5% for each subsequent year, until full vesting at age 65.

     In the event Mr. Price, Teem, Maguire, or Hoskins becomes disabled prior to termination of employment and the executive's employment is terminated because of such disability, the executive will be entitled to receive the balance in his pre-retirement account payable in 156 monthly installments commencing 30 days following termination of service due to disability. In addition, the executive will receive the annual index retirement benefit until the executive's death. The benefits are forfeitable by the executive if the executive's service is terminated for cause. In the event of a change in control, the executive will be entitled to the benefits due upon attainment of early retirement, as if the executive had been continuously employed by Citizens South Bank until his early retirement date. At December 31, 2002, Messrs. Price, Teem, Maguire and Hoskins had $62,964, $47,843, $14,557 and $9,024, respectively, accrued to their pre-retirement accounts.

     Split Dollar Death Benefits. In conjunction with the adoption of the Executive Supplemental Retirement Plan, Citizens South Bank also adopted Endorsement Split Dollar Agreements with the six executives covered by the Executive Supplemental Retirement Plan. Under the Endorsement Split Dollar Agreements, if the executives die while employed by Citizens South Bank, their beneficiaries will be paid a death benefit equal to 100% of the net-at-risk insurance portion of the proceeds on certain life insurance policies purchased by Citizens South Bank on the executives' lives. If an executive dies after termination of employment with Citizens South Bank, the executive's beneficiary would receive a portion of the net-at-risk insurance proceeds equal to the amount of the net-at-risk insurance proceeds multiplied by the executive's vested percentage. Messrs. Price and Teem vest in their death benefits under the agreements at the rate of 20% per year of employment with Citizens South Bank. At the end of 2002, Mr. Teem was 100% vested in his accrued benefit and Mr. Price was 100% vested. Each of Mr. Maguire and Mr. Hoskins will vest in his death benefits under his agreement at the rate of 10% per year times the number of years from the effective date of the executive agreement, to a maximum of 75%, prior to attaining age 60. Upon attainment of age 60, their vested percentage in his death benefit will be 75%, and will increase by 5% for each subsequent year, until full vesting at age 65. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

Merger/Acquisition Protection Agreements

     Citizens South Bank has entered into a merger/acquisition protection agreement with each of Michael R. Maguire, its Senior Vice President and Chief Credit Officer, Paul L. Teem, Jr., its Executive Vice President, Gary F. Hoskins, its Executive Vice President and Chief Financial Officer, and Daniel M. Boyd, IV, its Executive Vice President, pursuant to which each executive will be paid as severance a sum equal to one and one-half times his annual compensation, including base salary at the highest rate of pay and aggregate bonuses paid during the 12-month period prior to termination of employment in the event of a change in control of Citizens South Bank or Citizens South Banking Corporation. In addition, the executive would be entitled to continued life, medical, dental and disability coverage for 18 months following termination of employment. In exchange for this protection, the executive has agreed not to directly or indirectly compete against Citizens South Bank or Citizens South Banking Corporation for twelve months following the payment of the severance amount. The term of the agreement continues during the term of his employment and for twelve months following a change in control of Citizens South Bank or Citizens South Banking Corporation.

Compensation of Directors

     Fees. During the fiscal year ended December 31, 2002, non-employee Directors of Citizens South Bank received a retainer fee of $12,000 ($15,600 for the Chairman), plus a fee of $300 per Board meeting attended, $400 per meeting for attendance at Executive Committee meetings and $300 per meeting for all other committee meetings.

     Deferred Compensation and Income Continuation Agreement. In May 1986, Citizens South Bank entered into nonqualified deferred compensation agreements ("DCA") for the benefit of certain Directors at that time, including Directors Fuller, Hoyle, Massey, and Rudisill. The DCAs provided each director with the opportunity to defer up to $20,000 of their annual compensation into the DCA. In the event of a director's termination of employment, amounts credited to his account under the DCA will be paid to him in 120 equal monthly installments beginning not later than the sixth month following the end of Citizens South Bank's year in which the director reaches age 70. In the event of death, amounts under the DCA will be paid to the director's designated beneficiaries. The DCA is an unfunded plan for tax purposes and for purposes of the Employment Retirement Income Security Act ("ERISA"). All obligations arising under the DCA are payable from the general assets of Citizens South Bank. Citizens South Bank paid $49,248 during the fiscal year ended December 31, 2002 pursuant to the DCAs.

     Supplemental Retirement Plan. In February 1992, Citizens South Bank entered into nonqualified supplemental retirement agreements ("SRA") for certain Directors at that time, including Directors Fuller, Hoyle, Massey, and Rudisill. Citizens South Bank entered into SRAs for Directors Beal and Matthews in October 2000. The SRAs provide for an annual benefit that ranges from $4,000 to $15,600. Monthly benefits are provided for designated beneficiaries of directors. Amounts not paid to the director, beneficiaries or spouse are paid to the estate of the director in a lump sum. Benefits under the SRA are forfeited if the director's service is terminated for cause. The SRA is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SRA are payable from the general assets of Citizens South Bank. During the fiscal year ended December 31, 2002, Citizens South Bank paid a total of $41,089 pursuant to the SRAs.

Executive Compensation

     The following table sets forth certain information as to the total remuneration paid to executive officers of Citizens South Banking Corporation who earned over $100,000 in salary and bonuses during fiscal 2002.

                                  Annual Compensation                             Long-Term Compensation
                            --------------------------------  --------------------------------------------------------------
                                                                        Awards                          Payouts
                                                              ---------------------------  ---------------------------------
                              Year                            Other Annual  Restricted                      All Other
         Name and             Ended                           Compensation    Stock     Options/   LTIP    Compensation
    Principal Position      12/31 (1)  Salary (2)  Bonus (3)      (4)         Awards    SARS(#)   Payouts      (5)
--------------------------  ---------  ----------  ---------  ------------  ----------  --------  -------  ------------

Kim S. Price                  2002     $  150,000  $  41,580       --            --         --       --    $  77,714(6)
President, Chief Executive    2001     $  139,368  $  34,000       --            --         --       --    $  39,597(6)
Officer, and Director         2000     $  130,008  $  25,000       --            --         --       --    $  13,321


Paul L. Teem, Jr.             2002     $   95,016  $  21,949       --            --         --       --    $  53,252(6)
Executive Vice President,     2001     $   90,192  $  15,000       --            --         --       --    $  28,755(6)
Secretary, and Chief          2000     $   87,384  $  12,000       --            --         --       --    $  10,565
Administrative Officer

Ronald E. Bostian (7)         2002     $  150,000         --       --            --         --       --    $   4,500
Executive Vice President
and Director

Gary F. Hoskins               2002     $   80,016  $  21,064       --            --         --       --    $  14,229(6)
Senior Vice President,        2001     $   75,264  $  12,500       --            --         --       --       11,183(6)
Treasurer, and Chief          2000     $   72,916  $  10,000       --            --         --       --        8,765
Financial Officer

Michael R. Maguire            2002     $   92,520  $  17,094       --            --         --       --    $  17,574(6)
Senior Vice President and     2001     $   88,032  $  15,500       --            --         --       --    $  12,842(6)
Chief Credit Officer          2000     $   85,296  $  10,000       --            --         --       --    $   9,427

_____________________________
(1)  Compensation  for the year 2000  reflects a fiscal year ending on September
     30. In 2001, Citizens South Banking Corporation changed the end of its fiscal year to December 31.
(2) Includes compensation deferred at the election of executives pursuant to the 401(k) Plan of Citizens South Bank.
(3) Includes bonuses deferred at the election of executives pursuant to the 401(k) Plan of Citizens South Bank.
(4) Citizens South Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such benefits is not included in this table.
(5) Includes employer contributions to Citizens South Bank's 401(k) Plan and Employee Stock Ownership Plan on behalf of the Executive.
(6) Includes the vested portion of the annual increase in the value of Citizens South Bank's 2001 Executive Supplemental Retirement Plan.
(7) Mr. Bostian retired from all positions with Citizens South Banking Corporation and Citizens South Bank on February 14, 2003.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists entirely of non-employee directors and there are no interlocks or insider participation in compensation decisions. The Company does not engage in any transactions with any of the members of the Compensation Committee other than banking transactions in the ordinary course of business. All loans and commitments included in those transactions were made and are expected to be made on substantially the same terms, including interest rate and collateral as those prevailing at the time for comparable transactions with other borrowers and did not and are not expected to involve more than the normal risk of collectibility or present other unfavorable features.

Report of the Compensation Committee on Executive Compensation

     The Compensation Committee annually reviews the compensation levels of executive officers of Citizens South Banking Corporation and Citizens South Bank and recommends changes to the Board of Directors. The Compensation Committee is composed entirely of non-employee directors. It is intended that the executive compensation program will enable Citizens South Banking Corporation to attract, develop, retain and motivate qualified executive officers who are capable of maximizing its performance for the benefit of its stockholders. The Compensation Committee's strategy seeks to provide competitive compensation strongly aligned with the financial and stock performance of Citizens South Banking Corporation. The compensation program has three key elements: base salary, annual incentive bonuses and long-term equity-based compensation.

     In 2002, Citizens South Banking Corporation retained a recognized compensation consulting firm to review its annual compensation package for executive officers. Compensation levels of Citizens South Banking Corporation were compared to other similarly situated publicly-traded financial services companies in Citizens South Banking Corporation's market area. The review determined that base salaries, annual incentive bonuses and equity-based compensation offered by Citizens South Banking Corporation are within the competitive range of similarly situated financial services companies.

     Base Salaries. Base salary levels and changes to such levels reflect a variety of factors including the results of the Compensation Committee's review of reports of independent consulting firms, including the report described above, and the executive's contribution to the long-term goals of Citizens South Banking Corporation as well as recent results. The Compensation Committee also considers employment agreements, if any, which entitle executives to certain salaries and other benefits. Changes to base salaries are based on numerous objective criteria and the weighing of such criteria using a previously established formula.

     Incentive Bonuses. In 2002, Citizens South Banking Corporation adopted a Management Incentive Plan for certain officers from which performance-oriented bonuses may be paid in any given year based on the executive's relative responsibilities and ability to improve the financial and operating performance of Citizens South Banking Corporation. The Compensation Committee annually determines the officers eligible to participate in the plan.

     The plan is based on operating earnings of Citizens South Bank. If Citizens South Bank's operating earnings exceed a specified target, a bonus pool is created based on the amount by which the target is exceeded. An individual executive's bonus is based upon the achievement of individual performance goals considering elements of performance such as Citizens South Banking Corporation's actual operating performance considered in relation to targeted long range strategic plans. Other criteria also are considered, including the executive's initiative, contribution to overall corporate performance, and managerial ability.

     Equity-Based Compensation. The final component of compensation consists of stock options and restricted stock awards. The Compensation Committee believes that long-term incentives are the most effective way of aligning executive compensation with the creation of value for stockholders through stock appreciation. Awards of equity-based compensation are based on individual performance as well as the executive's ability to impact the financial and operating performance of Citizens South Banking Corporation.

     The full Board of Directors determines the compensation of the Chief Executive Officer based on recommendations of the Compensation Committee. Factors considered by the Compensation Committee in recommending the Chief Executive Officer's 2002 base salary included the financial performance of Citizens South Banking Corporation and the advancement of its long-term strategic goals. During 2002, the executive's base salary increased to $150,000 from $139,368. The executive's incentive bonus, calculated using the same methodology as for other senior executives, amounted to $41,580 in 2002 compared to $34,000 in the prior year.

                           The Compensation Committee

                               Ben R. Rudisill, II (Chairman)
                               James J. Fuller
                               Eugene R. Matthews, II

Stock Performance Graph

     Set  forth  hereunder  is a  stock  performance  graph  comparing  (a)  the cumulative total return on the common stock for the period beginning with the last trade of Citizens South Banking Corporation's stock on April 13, 1998, as reported by the Nasdaq Stock Market, through December 31, 2002, (b) the cumulative total return on stocks included in the Russell 2000 Index over such period, and (c) the cumulative total return on stocks included in the SNL Southeast Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed initial investment of $100.





[OBJECT OMITTED]


                                                                          Period Ended
                                            -------------------------------------------------------------------------
                                            ----------- ------------ ----------- ----------- ----------- ------------
Index                                         04/13/98     12/31/98    12/31/99    12/31/00    12/31/01     12/31/02
------------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
Citizens South Banking Corporation              100.00        72.75       64.71       63.98       89.55       132.46
Russell 2000                                    100.00        88.73      107.59      104.34      106.93        85.03
SNL Southeast Thrift Index                      100.00        79.22       78.60       77.36      118.28       138.75

     There can be no assurance that the common stock's performance will continue in the future with the same or similar trend depicted in the graph. Citizens South Banking Corporation will not make or endorse any predictions as to future stock performance.

Stock Benefit Plans

     1999 Stock Option Plan. During the fiscal year ended September 30, 1999, Citizens South Bank adopted, and Citizens South Banking Corporation's stockholders approved, the Citizens South Bank 1999 Stock Option Plan. Directors and employees are entitled to receive option grants under this plan. No options were granted to executive officers or directors during 2002. Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2002. No options were exercised by the Named Executive Officers during the year ended December 31, 2002.

====================================================================================================================

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================

                                                                 Number of Unexercised      Value of Unexercised
                                                                       Options at          In-The-Money Options at
                                                                        Year-End                Year-End (1)
---------------------------- ---------------- ----------------- ------------------------- --------------------------

                             Shares Acquired       Value        Exercisable/Unexercisable Exercisable/Unexercisable
            Name              Upon Exercise       Realized                 (#)                       ($)
---------------------------- ---------------- ----------------- ------------------------- --------------------------

Kim S. Price............           --               $--             56,001 / 14,001          $257,325 / $64,335
---------------------------- ---------------- ----------------- ------------------------- --------------------------

Paul L. Teem, Jr........           --               $--              26,045 / 6,512          $119,677 / $29,923
---------------------------- ---------------- ----------------- ------------------------- --------------------------

Gary F. Hoskins.........           --               $--              19,564 / 4,892           $89,897 / $22,478
---------------------------- ---------------- ----------------- ------------------------- --------------------------

Michael R. Maguire......           --               $--              12,844 / 8,564           $59,018 / $39,352
============================ ================ ================= ========================= ==========================

____________________________
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the last trade price of the common stock as quoted on the Nasdaq National Market was $10.20.

     Employee Stock Ownership Plan and Trust. Citizens South Bank implemented an employee stock ownership plan in connection with its initial mutual holding company reorganization. The employee stock ownership plan was established effective January 1, 1998, and purchased 169,068 shares of common stock in the initial public offering that was completed on April 9, 1998 and 105,198 shares in the offering that was completed on September 30, 2002. Employees with at least one year of employment in which they work 1,000 hours or more with Citizens South Bank and who have attained age 21 are eligible to participate in the employee stock ownership plan. The employee stock ownership plan borrowed funds from Citizens South Banking Corporation and used those funds to purchase the shares of the common stock of Citizens South Banking Corporation. The collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from Citizens South Bank's contributions to the employee stock ownership plan over a period of 15 years. The interest rate on the loan adjusts at the prime rate, which is the base rate charged on corporate loans at large U.S. money center commercial banks. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. For the plan year ended December 31, 2002, 32,580 shares were released from the suspense account and allocated to employees. Benefits will not vest at all during the first four years of service and will become 100% vested upon the completion of five years of service. Employees who were employed by Gaston Federal Savings and Loan Association, Citizens South Bank's mutual predecessor, generally received credit for up to five years of service with the mutual institution. A participant also becomes 100% vested upon early or normal retirement, disability or death of the participant or a change in control (as defined in the employee stock ownership plan). A participant who terminates employment for reasons other than death, retirement or disability prior to five years of credited service will forfeit his entire benefit under the employee stock ownership plan. Benefits will be payable in the form of common stock and cash upon death, retirement, early retirement, disability or separation from service. Citizens South Bank's contributions to the employee stock ownership plan are discretionary, and subject to the loan terms and tax law limits and, therefore, benefits payable under the employee stock ownership plan cannot be estimated.

Citizens South Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.

     Citizens South Bank's Board of Directors administers the employee stock ownership plan. Citizens South Bank has appointed an independent financial institution to serve as trustee of the employee stock ownership plan. The employee stock ownership plan committee may instruct the trustee regarding investment of funds contributed to the employee stock ownership plan. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the trustee has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

     Set forth below is information as of December 31, 2002 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

=============================== ============================ ============================ ============================
                                 Number of Securities to be
                                  Issued upon Exercise of                                    Number of Securities
                                  Outstanding Options and         Weighted Average          Remaining Available for
            Plan                          Rights                   Exercise Price             Issuance under Plan
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans                 380,401                        $ 5.73                      20,534(1)
approved by stockholders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by stockholders                    --                             --                          --
------------------------------- ---------------------------- ---------------------------- ----------------------------
     Total                                380,401                        $ 5.73                      20,534(1)
=============================== ============================ ============================ ============================

(1) There are no shares available for future issuance pursuant to the 1999 Recognition and Retention Plan and 20,534 shares underlying options available for future issuance pursuant to the 1999 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     The common stock of Citizens South Banking Corporation is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of Citizens South Banking Corporation and beneficial owners of greater than 10% of Citizens South Banking Corporation's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in Citizens South Banking Corporation's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director, or 10% beneficial owner of Citizens South Banking Corporation's common stock to file a Form 3, 4, or 5 on a timely basis. All of Citizens South Banking Corporation's officers and directors filed these reports on a timely basis for 2002, except a Form 4 reporting the exercise of stock options by director Charles D. Massey was filed six business days after the due date.

Transactions with Certain Related Persons

     Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, Citizens South Bank has extended loans to Directors Hoyle, Matthews, and Price.

     Set forth below is certain information as to loans made by Citizens South Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Citizens South Bank exceeded $60,000 at any time since January 1, 2002. Unless otherwise indicated, all of the loans are secured loans and all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.


                                                                                                           Interest
                                                                    Original    Highest     Balance on     Rate on
                                                          Date        Loan      Balance    December 31,  December 31,
   Name of Individual              Loan Type           Originated    Amount   During 2002      2002          2002
-------------------------  --------------------------  ----------  ---------  -----------  ------------  ------------

Senator David W. Hoyle     Residential (refinance)        2/98     $ 191,200  $  149,648   $  138,180        5.75%
                           Residential (second home)      5/98     $ 500,000  $  400,312   $  369,520        6.00%
                           Home equity line of credit    12/96     $ 100,000  $   65,189   $   65,189     Prime + 1%


Eugene R. Matthews, II     Residential                    3/94     $ 148,000  $  119,246   $  111,928        5.75%

B. Frank Matthews, II (1)  Residential                    1/98     $ 232,000  $  186,821   $  172,384       5.875%
                           Residential                    4/98     $ 134,400  $  107,161   $   98,660       5.875%

Kim S. Price               Residential                    5/98     $ 375,000  $  288,992   $       --         N/A

J. Stephen Huffstetler     Residential                   07/97     $ 170,000  $  159,209   $  155,696        5.75%
                           Home equity line of credit    02/00     $  50,800  $   45,754   $   44,504        Prime

________________________________
(1) The borrower is a former Director of Citizens South Bank and the father of Director Eugene R. Matthews, II.


     Other than as described above, all loans the principal balances of which exceeded $60,000 at any time during the fiscal year ended December 31, 2002, made by Citizens South Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of Citizens South Banking Corporation has approved the engagement of Cherry, Bekaert & Holland, L.L.P. to be Citizens South Banking Corporation's auditors for the 2003 fiscal year, subject to the ratification of the engagement by Citizens South Banking Corporation's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Cherry, Bekaert & Holland, L.L.P. for Citizens South Banking Corporation's fiscal year ending December 31, 2003. A representative of Cherry, Bekaert & Holland, L.L.P. is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     Audit Fees. Provided below is certain information concerning aggregate fees billed for professional services rendered by Cherry, Bekaert & Holland, L.L.P. during 2002:


                  Audit Fees(1)                       $  126,542
                  Audit-related fees(2)                   30,755
                  Tax Fees(3)                             23,716
                  All Other Fees                              --
                                                      ----------
                       Total Fees                     $  181,013
                                                      ==========

(1) Includes assistance with and review of Citizens South Banking Corporation's registration statement and prospectus, including the audited consolidated financial statements presented therein, prepared and filed with the SEC in connection with Citizens South Banking Corporation's "second step" reorganization and stock offering.
(2) Includes due diligence, consultations and the required audit in connection with Citizens South Banking Corporation's acquisition of Innes Street Financial Corporation.
(3)  Includes the  preparation  of final tax returns for Innes Street  Financial
     Corporation in connection with its acquisition, as well as acquisition-related tax advice.


     The services for which non-audit fees were paid during 2002 included review of and consultation with respect to Citizens South Banking Corporation's registration statement and prospectus related to its reorganization and stock offering ($83,400), accounting assistants, including the preparation of a required audit under SEC accounting rules, related to the acquisition of Innes Street Financial Corporation ($24,000), and the preparation of tax returns for Citizens South Banking Corporation, including the preparation of the final tax return of Innes Street Financial Corporation ($23,000).

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to accounting assistance related to the acquisition of Innes Street Financial Corporation and tax preparation services rendered, is compatible with maintaining Cherry, Bekaert & Holland, L.L.P.'s independence. The Audit Committee concluded that performing such services does not affect Cherry, Bekaert & Holland, L.L.P.'s independence in performing its function as auditor of the Holding Company.

     In order to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as the auditors for the 2003 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF CHERRY, BEKAERT & HOLLAND, L.L.P. AS AUDITORS FOR THE 2003 FISCAL YEAR.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in Citizens South Banking Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Citizens South Banking Corporation's executive office, 245 West Main Avenue, Gastonia, North Carolina 28053-2249, no later than December 3, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of Citizens South Banking Corporation provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of Citizens South Banking Corporation not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in the paragraph shall be deemed to require Citizens South Banking Corporation to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements or inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the next Annual Meeting of Stockholders of Citizens South Banking Corporation is expected to be held is May 10, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2003 Annual Meeting of Stockholders must be given to Citizens South Banking Corporation no later than February 10, 2004.

     A stockholder of Citizens South Banking Corporation has advised Citizens South Banking Corporation in writing that it plans to nominate two directors in opposition to the Board's nominees at the Meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by Citizens South Banking Corporation. Citizens South Banking Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.
Citizens South Banking Corporation has retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is not expected that the cost of using the proxy solicitation firm for solicitation of proxies will exceed $15,000. In addition to solicitations by mail, directors, officers and regular employees of Citizens South Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Citizens South Banking Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Citizens South Banking Corporation, 245 West Main Avenue, Gastonia, North Carolina 28053-2249.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  Paul L. Teem, Jr.
Gastonia, North Carolina          Secretary
April 3, 2003

                                 REVOCABLE PROXY

                       CITIZENS SOUTH BANKING CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 12, 2003

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Citizens South Banking Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina, at 10:30 a.m. (local time) on May 12, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                        VOTE
                                              FOR     WITHHELD
                                              ---     --------
1.  The election as Directors of all
    nominees listed below each to             [ ]       [ ]
    serve for a three-year term

        Senator David W. Hoyle
        Ben R. Rudisill, II


    INSTRUCTION:  To withhold your vote
    for one or more nominees, write the
    name of the nominee(s) on the line(s)
    below.

_______________________

_______________________

                                                        VOTE
                                              FOR     WITHHELD     ABSTAIN
                                              ---     --------     -------
2.  The ratification of the appointment
    of Cherry, Bekaert & Holland, L.L.P.      [ ]       [ ]          [ ]
    as auditors for the fiscal year ending
    December 31, 2003.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Citizens South Banking Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Citizens South Banking Corporation at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The   undersigned   acknowledges   receipt  from  Citizens   South  Banking
Corporation prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 3, 2003.


Dated:  _______________, 2003    [ ]  Check Box if You Plan
                                      to Attend Meeting


_____________________________    ________________________________
PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER


_____________________________    ________________________________
SIGNATURE OF STOCKHOLDER         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------